THE ONE GROUP-REGISTERED TRADEMARK-
U.S. TREASURY SECURITIES MONEY MARKET FUND
PRIME MONEY MARKET FUND
----------------------------------------------------------------------

                      Supplement Dated January 10, 1996 to
                       Prospectus Dated November 1, 1995

The Expense Summary on page 4 pertaining to The One Group-Registered Trademark-U.S. Treasury Securities Money Market Fund has been revised. Please replace page 4 with this Supplement.

THE ONE GROUP-REGISTERED TRADEMARK- U.S. TREASURY SECURITIES MONEY MARKET FUND

                                                                            FIDUCIARY     SERVICE
                                                                CLASS A       CLASS        CLASS
---------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES(1).........................        none         none         none
ANNUAL OPERATING EXPENSES(2)
  (as a percentage of average daily net assets)
Investment Advisory Fees (after fee waivers)(3).............        .22%         .22%         .22%
12b-1 Fees (after fee waivers)(4)...........................        .25%         none         .55%
Other Expenses..............................................        .22%         .22%         .22%
---------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES(5).................................        .69%         .44%         .99%
---------------------------------------------------------------------------------------------------

(1) A person who purchases shares through an account with a financial institution or broker/dealer may be charged separate transaction fees by the financial institution or broker/dealer. In addition, a wire redemption charge, currently $7.00, is deducted from the amount of a wire redemption payment made at the request of a shareholder.

(2) The expense information in the table has been restated to reflect current fees that would have been applicable had they been in effect during the previous fiscal year.

(3) Investment Advisory Fees have been revised to reflect fee waivers effective as of the date of this Prospectus. The Adviser may voluntarily agree to waive a part of its fees. Absent this voluntary reduction, Investment Advisory Fees would be .35% for all classes of shares.

(4) Absent the voluntary waiver of fees under the Trust's Distribution and Shareholder Services Plans, 12b-1 fees (as a percentage of average daily net assets) would be .35% for Class A shares and .75% for Service Class shares. There are no 12b-1 fees charged to Fiduciary Class shares. The 12b-1 fees include a shareholder servicing fee of .25% of average daily net assets of the Fund's Class A and Service Class shares. See "The Distributor" in the One Group Funds prospectuses accompanying this Combined Prospectus/Proxy Statement.

(5) Total Operating Expenses have been revised to reflect waivers effective as of the date of this Prospectus. Other Expenses are based on the Fund's expenses during the most recent fiscal year. Absent the voluntary reduction of Investment Advisory and 12b-1 fees, Total Operating Expenses would be .92% for Class A shares, .57% for Fiduciary Class shares and 1.32% for Service Class shares.

EXAMPLE: An investor would pay the following expense on a $1,000 investment in Class A, Fiduciary Class and Service Class shares of the U.S. Treasury Money Market Fund, assuming: (1) 5% annual return; and (2) redemption at the end of each time period.

-----------------------------------------------------------------------------------
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
Class A                                        $  7      $ 22      $ 38      $ 85
Fiduciary Class                                $  5      $ 14      $ 25      $ 55

Absent the voluntary reduction of fees, the dollar amounts in the above example would be as follows:

-----------------------------------------------------------------------------------
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
Class A                                        $  9      $ 29      $ 51      $113
Fiduciary Class                                $  6      $ 18      $ 32      $ 71

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Service Class shares are offered to investors requiring additional administrative and/or accounting services, such as sweep processing. It is not intended that a shareholder would remain in the Service Class for more than a very limited period of time. However, a shareholder investing on a continual basis in the Service Class for a period of one (1) month would pay $1, three (3) months would pay $2, one (1) year would pay $10. Absent the voluntary fee reduction a shareholder would pay for a period of one (1) month $1, three (3) months $3, one (1) year $13.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Trust.

Investors in the Fund ("Shareholders") who are long-term Shareholders of Class A shares and Service Class shares may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers' Rules.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE